Exhibit 99.8(a)



                                                                Execution Copy


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated February 1, 2006 (this "Assignment"), among Morgan Stanley Mortgage Capital Inc. ("MSMCI" or the "Purchaser"), GMAC Mortgage Corporation, a Pennsylvania corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2006-3AR (the "Trust") and acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

      WHEREAS, the Purchaser is the owner of various mortgage loans, including the mortgage loans identified on Schedule 1 hereto (the "Specified Mortgage Loans");

      WHEREAS, the Servicer and the Purchaser are parties to a Servicing Agreement, dated as of May 20, 2005 (the "Initial Servicing Agreement") and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "the Servicing Agreement"), pursuant to which the Servicer has agreed to service the Specified Mortgage Loans on behalf of the Purchaser as "Owner" (as such term is defined in the Servicing Agreement);

      WHEREAS, in connection with the servicing of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan serviced hereunder will be subject to the Servicing Agreement;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      The Purchaser, as Owner, is the owner of all of the rights, title and interest of the rights (the "Servicing Rights"), in, to and under the Servicing Agreement as it relates to the servicing of the Specified Mortgage Loans. Pursuant to this Assignment, the Purchaser hereby grants, transfers and assigns (i) its rights and obligations, as "Owner" under the Servicing Agreement with respect to the Specified Mortgage Loans other than the Servicing Rights which the Owner explicitly retains and (ii) any rights granted to the Purchaser as Owner under the Servicing Agreement to the Depositor (the "First Assignment and Assumption"), and the Depositor hereby acknowledges the First Assignment and Assumption. Immediately after giving effect to the First Assignment and Assumption, the Depositor hereby grants, transfers and assigns its rights and obligations in and under the First Assignment and Assumption to the Trustee, on behalf of the Trust, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption").

      The Servicer hereby acknowledges each of the First Assignment and Assumption and the Second Assignment and Assumption.

      For the purposes of this Assignment and the Servicing Agreement,
Schedule 1 hereto shall constitute a "Mortgage Loan Schedule" as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a "Reconstitution" (as such term is defined in the Servicing Agreement).

      2.    Recognition of Trustee

      The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement. Accordingly, the right of MSMCI, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 16 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

      It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of February 1, 2006 among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCI other than those contained in the Servicing Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, the Purchaser and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that each of the representations and warranties set forth in Section 6.01 of the Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement as provided thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval granted to the Purchaser under the Servicing Agreement.

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  50896100, MSM 2006-3AR

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-3AR
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380

      5.    Amendments to Servicing Agreement.

      (a) The following definitions in Section 1 are revised as follows with respect to the Specified Mortgage Loans:

            a. "Eligible Account" shall have the meaning set forth in the Pooling and Servicing Agreement.

            b. "Eligible Investments" shall have the meaning set forth in the Pooling and Servicing Agreement.

            c. "Indemnified Party": each Party described in the first sentence of Section 31.07(a) of the Servicing Agreement.

            d. "Remittance Date" shall mean no later than 1:00 p.m., New York time, on the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.


      (b) Solely with respect to the Specified Mortgage Loans, the words "; provided, however," to and including the end of the penultimate sentence of paragraph (a) of Section 3.01 are hereby deleted.

      (c) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 3.19:

      "3.19 Fair Credit Reporting Act

            The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis."

      (d) Solely with respect to the Specified Mortgage Loans, the following deletions are hereby made to the fourth paragraph of Section 4.01:

            a. the words "following the Business Day" are hereby deleted from the first sentence and

            b. the word "second" is hereby deleted from the second sentence.

      (e) Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.04 is amended by adding the words "(with a copy to the Master Servicer)" after the word "Owner".

      (f) Solely with respect to the Specified Mortgage Loans, Section 8.01(b) is hereby amended and restated as follows:

      "(b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (including but not limited to breach by Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 6.01 above) which continues uncured for a period of thirty (30) days (except that (x) such number of days shall be fifteen (15) days in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be one (1)
calendar day with respect to the reports required under Sections 5.04 and 5.05 and the last paragraph of Section 25) after the earlier of the date on which
(i) written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure and (z)(i) Section 31.04, which shall be governed by the provisions therein and (ii) Section 31.05, with respect to which such number of days shall be fifteen (15) days;"

      (g) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to clause (iv) of Section 9.01(a) are hereby deleted.

      (h) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to Section 9.02 are hereby deleted.

      (i) Section 20(a) of the Servicing Agreement is hereby amended to add the Master Servicer as an "Indemnified Party" in accordance with such Section.

      (j) Solely with respect to the Specified Mortgage Loans, the following is added to the end of Section 22(a):

      "or as necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement."

      (k) Section 31.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party,
      (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (l) Section 31.03 (f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

              (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

              (ii)material breaches of pool asset representations or
            warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

              (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (m) The following is inserted as 31.03 (g) of the Servicing Agreement:

      "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

     (n) Section 31.04 is hereby amended and restated in its entirety as follows:

      "On or before March 15 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      "In the event that the Servicer fails to timely comply with this Section 31.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 31.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates. Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor by the Servicer. In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 31.04 shall be deemed an Event of Default, automatically at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 20 of the Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in
      Section 9 of the Servicing Agreement. Such termination shall be considered with cause pursuant to Section 9.01 of the Servicing Agreement. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary."

     (o) Section 31.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as
      Exhibit I."

     (p) The third sentence of Section 31.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Servicing Agreement: Section 31.02, Section 31.03(c), (e), (f) and (g), Section 31.04, Section 31.05, Section 31.06(a) and Section 31.07.

     (q) The last sentence of the second paragraph of Section 31.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 31.05.

     (r) Section 31.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

        "(ii) any breach by the Company under this Section 31, including particularly any failure by the Company, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required, under this
      Article II, including any failure by the Company to identify pursuant to
      Section 31.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

     (s) The word "or" is struck at the end of Section 31.07(a)(ii) of the Servicing Agreement, the word "or" is added at the end of Section 31.07(a)(iii) of the Servicing Agreement, and the following is inserted to Section 31.07(a) of the Servicing Agreement:

        "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

      If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

      This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (t) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 31.07(b)(i) of the Servicing Agreement:

      "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (u) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 32:

      "Third Party Beneficiary. For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Sections 31.01, 31.03 and 31.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement."

      (v) Schedule I to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

      (w) All assessments, reports and certifications required to be delivered by the Servicer this Assignment shall include the Master Servicer as an addressee, and the Master Servicer shall be entitled to rely upon all such assessments, reports and certifications.

      6.    Notices

The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is:

            Morgan Stanley Capital I Inc.
            1585 Broadway

            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-3AR


The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinios 60603
            Attention: Global Securities and Trust Services MSM 2006-3AR


The Purchaser's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-3AR


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is :

            GMAC Mortgage Corporation
            100 Witmer Road
            Horsham, Pennsylvania 92127
            Attention:  Executive Vice President of National Loan Administration


      7.    Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

      Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2006-3AR and not individually, and any recourse against Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee of Morgan Stanley Mortgage Loan Trust 2006-3AR.

      8.    Continuing Effect

      Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

      9.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      10.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      11.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.


                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Purchaser                                Trust
                                         MORGAN STANLEY MORTGAGE LOAN TRUST
MORGAN STANLEY MORTGAGE CAPITAL INC.     2006-3AR
                                         BY: LASALLE BANK NATIONAL ASSOCIATION,
                                         AS TRUSTEE

    /s/ Steven Shapiro                       /s/ Susan L. Feld
    --------------------------------         ---------------------------------
By:  Steven Shapiro                      By:  Susan L. Feld
Its: Executive Director                  Its: Assistant Vice President
Taxpayer Identification
Number:

Servicer

GMAC MORTGAGE CORPORATION

     /s/ Wesley B. Howland
     -------------------------------
By:  Wesley B. Howland
Its: Vice President
Taxpayer Identification
Number:

Acknowledged and Agreed:

                                         WELLS FARGO BANK, NATIONAL
MORGAN STANLEY CAPITAL I INC.            ASSOCIATION, AS MASTER SERVICER

     /s/ Steven Shapiro                       /s/ Darron C. Woodus
     -------------------------------          -------------------------------
By:  Steven Shapiro                      By:  Darron c. Woodus
Its: Vice President                      Its: Assistant Vice President
Taxpayer Identification
Number:

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]

Exhibit II A: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------
Column/Header Name                             Description                Decimal Format
                                                                                  Comment
----------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by
                                the Servicer.  This may be different
                                than the LOAN_NBR
----------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each
                                loan by the originator.
----------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
----------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by
                                an external servicer to identify
                                a group of loans in their system.
----------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
----------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
----------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
----------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
----------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
----------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next
                                MM/DD/YYYY payment is due to the
                                servicer at the end of processing
                                cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim            MM/DD/YYYY
                                was filed.
----------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
----------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
----------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy          MM/DD/YYYY
                                has been approved by the courts
----------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                 MM/DD/YYYY
                                Bankruptcy. Either by Dismissal,
                                Discharged and/or a Motion For Relief
                                Was Granted.
----------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was                  MM/DD/YYYY
                                Approved By The Servicer
----------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For
                                A Loan Such As;
----------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is             MM/DD/YYYY
                                Scheduled To End/Close
----------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually          MM/DD/YYYY
                                Completed
----------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the
                                MM/DD/YYYY servicer with instructions
                                to begin foreclosure proceedings.
----------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to             MM/DD/YYYY
                                Pursue Foreclosure
----------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney          MM/DD/YYYY
                                in a Foreclosure Action
----------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is           MM/DD/YYYY
                                expected to occur.
----------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.          MM/DD/YYYY
----------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the        2    No commas(,)
                                foreclosure sale.                                 or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction          MM/DD/YYYY
                                of the borrower.
----------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal
                                MM/DD/YYYY possession of the property
                                from the borrower.
----------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is        2    No commas(,)
                                marketed.                                         or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a           MM/DD/YYYY
                                particular price.
----------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO      2    No commas(,)
                                property.                                         or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA               MM/DD/YYYY
                                Admin or by the Servicer.
----------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is          MM/DD/YYYY
                                scheduled to close.


----------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                           MM/DD/YYYY
----------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
----------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
----------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                MM/DD/YYYY
                                performed.
----------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                  MM/DD/YYYY
----------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the             2
                                property based on brokers price opinion
                                or appraisal.
----------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth       2
                                if repairs are completed pursuant to a
                                broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a
                                borrower to stop paying on a loan.
                                Code indicates the reason why the loan
                                is in default for this cycle.
----------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed           MM/DD/YYYY
                                With Mortgage Insurance Company.
----------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed          No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company                   MM/DD/YYYY
                                Disbursed Claim Payment
----------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid       2    No commas(,)
                                On Claim                                          or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance          MM/DD/YYYY
                                Company
----------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool              2    No commas(,)
                                Insurance Company                                 or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was          MM/DD/YYYY
                                Issued By The Pool Insurer
----------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance       2    No commas(,)
                                Company                                           or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD          MM/DD/YYYY
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed             2    No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment           MM/DD/YYYY
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim              2    No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With              MM/DD/YYYY
                                HUD
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed             2    No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim                   MM/DD/YYYY
                                Payment
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim              2    No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the                  MM/DD/YYYY
                                Veterans Admin
----------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim           MM/DD/YYYY
                                Payment
----------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim      2    No commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------

                                          14

Exhibit II B: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    o     ASUM-     Approved Assumption
    o     BAP-      Borrower Assistance Program
    o     CO-       Charge Off
    o     DIL-      Deed-in-Lieu
    o     FFA-      Formal Forbearance Agreement
    o     MOD-      Loan Modification
    o     PRE-      Pre-Sale
    o     SS-       Short Sale
    o     MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
    o     Mortgagor
    o     Tenant
    o     Unknown
    o     Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o     Damaged
    o     Excellent
    o     Fair
    o     Gone
    o     Good
    o     Poor
    o     Special Hazard
    o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            --------------------------------------------------------
            Delinquency      Delinquency Description
            Code
            --------------------------------------------------------
            001              FNMA-Death of principal mortgagor
            --------------------------------------------------------
            002              FNMA-Illness of principal mortgagor
            --------------------------------------------------------
            003              FNMA-Illness of mortgagor's family
                             member
            --------------------------------------------------------
            004              FNMA-Death of mortgagor's family
                             member
            --------------------------------------------------------
            005              FNMA-Marital difficulties
            --------------------------------------------------------
            006              FNMA-Curtailment of income
            --------------------------------------------------------
            007              FNMA-Excessive Obligation
            --------------------------------------------------------
            008              FNMA-Abandonment of property
            --------------------------------------------------------
            009              FNMA-Distant employee transfer
            --------------------------------------------------------
            011              FNMA-Property problem
            --------------------------------------------------------
            012              FNMA-Inability to sell property
            --------------------------------------------------------
            013              FNMA-Inability to rent property
            --------------------------------------------------------
            014              FNMA-Military Service
            --------------------------------------------------------
            015              FNMA-Other
            --------------------------------------------------------
            016              FNMA-Unemployment
            --------------------------------------------------------
            017              FNMA-Business failure
            --------------------------------------------------------
            019              FNMA-Casualty loss
            --------------------------------------------------------
            022              FNMA-Energy environment costs
            --------------------------------------------------------
            023              FNMA-Servicing problems
            --------------------------------------------------------
            026              FNMA-Payment adjustment
            --------------------------------------------------------
            027              FNMA-Payment dispute
            --------------------------------------------------------
            029              FNMA-Transfer of ownership pending
            --------------------------------------------------------
            030              FNMA-Fraud
            --------------------------------------------------------
            031              FNMA-Unable to contact borrower
            --------------------------------------------------------
            INC              FNMA-Incarceration
            --------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

            -------------------------------------------------------
              Status Code    Status Description
            -------------------------------------------------------
                   09        Forbearance
            -------------------------------------------------------
                   17        Pre-foreclosure Sale Closing Plan
                             Accepted
            -------------------------------------------------------
                   24        Government Seizure
            -------------------------------------------------------
                   26        Refinance
            -------------------------------------------------------
                   27        Assumption
            -------------------------------------------------------
                   28        Modification
            -------------------------------------------------------
                   29        Charge-Off
            -------------------------------------------------------
                   30        Third Party Sale
            -------------------------------------------------------
                   31        Probate
            -------------------------------------------------------
                   32        Military Indulgence
            -------------------------------------------------------
                   43        Foreclosure Started
            -------------------------------------------------------
                   44        Deed-in-Lieu Started
            -------------------------------------------------------
                   49        Assignment Completed
            -------------------------------------------------------
                   61        Second Lien Considerations
            -------------------------------------------------------
                   62        Veteran's Affairs-No Bid
            -------------------------------------------------------
                   63        Veteran's Affairs-Refund
            -------------------------------------------------------
                   64        Veteran's Affairs-Buydown
            -------------------------------------------------------
                   65        Chapter 7 Bankruptcy
            -------------------------------------------------------
                   66        Chapter 11 Bankruptcy
            -------------------------------------------------------
                   67        Chapter 13 Bankruptcy
            -------------------------------------------------------

Exhibit II D : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (a)

      (b) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            *  REO repairs > $1500 require explanation
            *  REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12.
      (c)   Credits:

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            *  All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit II E: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


------------------------  --------------------------  --------------------------
Servicer Loan No.         Servicer Name               Servicer Address


------------------------  --------------------------  --------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: ________________________________________________________
      Property Address: _______________________________________________________

      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale  Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes       No
      If "Yes", provide deficiency or cramdown amount _______________________________

      Liquidation and Acquisition Expenses:
      (1)Actual Unpaid Principal Balance of Mortgage Loan         $________________ (1)
      (2)   Interest accrued at Net Rate                           ________________ (2)
      (3)   Accrued Servicing Fees                                 ________________ (3)
      (4)   Attorney's Fees                                        ________________ (4)
      (5)   Taxes (see page 2)                                     ________________ (5)
      (6)   Property Maintenance                                   ________________ (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)              ________________ (7)
      (8)   Utility Expenses                                       ________________ (8)
      (9)   Appraisal/BPO                                          ________________ (9)
      (10)  Property Inspections                                   ________________ (10)
      (11)  FC Costs/Other Legal Expenses                          ________________ (11)
      (12)  Other (itemize)                                        ________________ (12)
            Cash for Keys__________________________                ________________ (12)
            HOA/Condo Fees_______________________                  ________________ (12)
            ______________________________________                 ________________ (12)

            Total Expenses                                       $ ________________ (13)

      Credits:
      (14)  Escrow Balance                                       $ ________________ (14)
      (15)  HIP Refund                                             ________________ (15)
      (16)  Rental Receipts                                        ________________ (16)
      (17)  Hazard Loss Proceeds                                   ________________ (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance           ________________ (18a)
      HUD Part A

      HUD Part B                                                   ________________ (18b)


                                         20

      (19)  Pool Insurance Proceeds                                ________________ (19)
      (20)  Proceeds from Sale of Acquired Property                ________________ (20)
      (21)  Other (itemize)                                        ________________ (21)
         _________________________________________                 ________________ (21)

         Total Credits                                            $________________ (22)
      Total Realized Loss (or Amount of Gain)                     $________________ (23)

                                          21

Escrow Disbursement Detail


--------------------------------------------------------------------------------
    Type     Date Paid  Period of  Total Paid     Base     Penalties   Interest
(Tax /Ins.)              Coverage                Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                      22